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                                  EXHIBIT 10.19

                SCHEDULE OF PERFORMANCE AWARD AGREEMENTS - TYPE A

William E. Greehey has executed two Performance Award Agreements substantially in the form of the agreement attached as Exhibit 10.18 (the "Exhibit") to the Valero Energy Corporation Form 10-K for the year ended December 31, 2003.

The following information sets forth the material details in which the Performance Award Agreements described in this Schedule differ from the Exhibit.

William E. Greehey
Performance Award Agreement dated January 23, 2003 (for 100,000 Performance Shares)
Performance Award Agreement dated January 17, 2002 (for 77,000 Performance
Shares)